INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 6 - INCOME TAXES

As of December 31, 2012, the Company has federal general business credit carryforwards totaling approximately $145,000. The general business credit carry-forwards expire in various amounts beginning in 2027 and ending in 2030. The Company does not have any current state net operating loss carry-forwards.

ASC 740 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements. As a result of the implementation of ASC 740 – Income Taxes, the Company performed a review of its material tax positions. At the adoption date of ASC 740, the Company had no unrecognized tax benefit which would affect the effective tax rate.  December 31, 2012, the Company had no accrued interest and penalties related to uncertain tax positions. The Company is primarily subject to U.S. and Louisiana income taxes. The tax years 2011 to current remain open to examination by U.S. federal and state tax authorities.